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                                 AMENDMENT NO. 2
                                       TO
                           PURCHASE AND SALE AGREEMENT



        This Amendment No. 2 ("Amendment") is executed as of September 30, 1997, by and between PARKWAY CAPITAL, INC., a Washington corporation, or assigns ("Buyer"), and AMERICAN PROPERTIES INVESTMENTS, INC., a Washington corporation ("Seller"), with respect to that certain Real Estate Purchase and Sale Agreement and Joint Escrow Instructions between the parties dated as of August 5, 1997, as amended by Amendment No. 1 dated as of August 18, 1997 (collectively, the "Agreement"). Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

        The parties agree as follows:

        1. Extension of Review Period. Notwithstanding anything in the Agreement to the contrary, the parties hereby agree that Buyer's Review Period (as previously extended) is extended an additional seven (7) days from until October 9, 1997, until October 16, 1997, and the Agreement is hereby amended accordingly.

        2. Extension of Period to Remove Objections. The parties agree that Seller will have an additional seven (7) days, until October 13, 1997, in which to respond to Buyer's written notice of objections to matters shown on the PR, Survey or UCC Searches. Accordingly, the third sentence of Section 3.4 of the Agreement is hereby amended to read as follows:

        Seller shall have until October 13, 1997, to deliver written notice to Buyer stating which of the objected to encumbrances Seller will remove on or before Closing.

        3. Closing Date. Pursuant to Section 1 of the Agreement, the Closing Date is the date occurring thirty (30) days after the end of the Review Period. The parties hereby confirm that, based upon the extension of the Review Period as set forth above, the Closing Date will be November 17, 1997.

        4. Scope of Amendment. Except as so amended, all of the terms and conditions of the Agreement are incorporated herein by reference and remain in full force and effect.

        5. Counterparts. This document may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document, whether or not all parties execute each counterpart.




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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BUYER:                                  SELLER:

PARKWAY CAPITAL, INC.,                  AMERICAN PROPERTIES INVESTMENTS, INC.,
a Washington corporation                a Washington corporation



By /s/ MICHAEL SANDORFFY                By /s/ RAYMOND J. WHITTY
   ------------------------------          -----------------------------------
   Michael Sandorffy                       Raymond J. Whitty
   Its President                           Its Treasurer